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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 1, 2001

                               TMP WORLDWIDE INC.
               (Exact name of issuer as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

        0-21571                            13-3906555
(Commission File Number)        (IRS Employer Identification No.)

                                622 THIRD AVENUE
                               NEW YORK, NY 10017
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code (212) 351-7000

                                      NONE
                (Former address, if changed since last report.)

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
ITEM 9. REGULATION FD DISCLOSURE.

FORWARD LOOKING STATEMENTS

    This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual events or results. Readers are referred to the documents filed by the Company with the Securities and Exchange Commission, specifically the most recent reports which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements, including potential fluctuations in quarterly results, volatility of the Company's stock price, intense competition in the Company's markets, changes in demands for the Company's products and services, management of the Company's growth, foreign currency fluctuations and adverse changes in the regulatory environment adversely effecting the Company's business. The Company undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events.

    The Company herein is disclosing certain unaudited historical quarterly adjusted financial data retroactively restated to reflect its acquisitions, accounted for as pooling-of-interests, of Rich, Gardner & Associates, Ltd., Stratascape, Inc., Jobtrak Corporation, Cashback2.com, Inc., SPEC Group Holdings, Inc. and People.com Consultants, Inc. Such supplemental data will become historical data of the Company upon the issuance of the financial statements for the period that includes the consummation of these poolings of interests. The adjusted earnings and adjusted earnings before interest, income taxes, depreciation and amortization ("EBITDA") disclosed herein exclude the effects of Merger and Integration Costs and Restructuring Charges and tax benefits thereon. Such amounts include transaction costs for the mergers completed in the respective year-to-date periods, the costs incurred for the subsequent registration of shares issued in the acquisition and the amortization of employee stay bonuses. In addition, these amounts include separation pay and office and management integration costs, which include the elimination of redundant management, closing of excess leasehold facilities, and the write-off of fixed assets, which will not be used in the future.

    The Company's quarterly commissions and fees for recruitment advertising are typically highest in the first quarter and lowest in the fourth quarter; however, the cyclical nature of the economy and our clients' employment needs have an overriding impact on our quarterly results in Recruitment Advertising, Selection & Temporary Contracting and Executive Search. The Company's quarterly commissions and fees are affected by the timing of yellow page directory closings, which currently have a concentration in the third quarter. Yellow page publishers may change the timing of directory publications, which may have an effect on our quarterly results. Our yellow page advertising results are also affected by commissions earned for volume placements for the year and such amounts, if any, are typically reported in the fourth quarter. Moreover, acquisition activity has had more of an impact on our recently reported quarterly results than any other factor.

                      TMP WORLDWIDE INC. AND SUBSIDIARIES

             QUARTERLY ADJUSTED SUPPLEMENTAL FINANCIAL INFORMATION

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)

                                                                                                 NINE MONTHS
                                                               2000 THREE MONTHS ENDED              ENDED
                                                         ------------------------------------   SEPTEMBER 30,
                                                         MARCH 31    JUNE 30    SEPTEMBER 30        2000
                                                         ---------   --------   -------------   -------------
GROSS BILLINGS
Interactive............................................  $ 83,780    $107,545      $135,720      $  327,045
Recruitment advertising................................   222,395     227,767       216,639         666,801
Selection & temporary contracting......................    89,313      99,043       105,359         293,715
Executive search.......................................    39,007      48,345        47,888         135,240
Yellow page advertising................................   133,175     135,694       162,789         431,658
                                                         --------    --------      --------      ----------
    Total gross billings...............................   567,670     618,394       668,395       1,854,459
                                                         --------    --------      --------      ----------
COMMISSIONS & FEES
Interactive............................................    74,095      97,030       121,977         293,102
Recruitment advertising................................    47,151      49,648        49,360         146,159
Selection & temporary contracting......................    87,843      98,013       103,804         289,660
Executive search.......................................    39,007      48,345        47,888         135,240
Yellow page advertising................................    23,300      23,081        29,285          75,666
                                                         --------    --------      --------      ----------
    Total commissions & fees...........................   271,396     316,117       352,314         939,827
                                                         --------    --------      --------      ----------
OPERATING EXPENSES
Salary & related.......................................   151,820     167,985       173,819         493,624
Office & general.......................................    65,810      71,374        74,207         211,391
Marketing & promotion..................................    29,741      38,692        49,321         117,754
Amortization of intangibles............................     3,731       4,002         4,487          12,220
                                                         --------    --------      --------      ----------
    Total operating expenses...........................   251,102     282,053       301,834         834,989
                                                         --------    --------      --------      ----------
Adjusted operating income..............................    20,294      34,064        50,480         104,838
OTHER INCOME (EXPENSE)
Interest income, net...................................     1,536       5,074         5,986          12,596
Other, net.............................................       (86)       (490)           24            (552)
                                                         --------    --------      --------      ----------
    Total other income (expense), net..................     1,450       4,584         6,010          12,044
                                                         --------    --------      --------      ----------
Adjusted income before provision for income taxes,
  minority interests & equity in losses of
  affiliates...........................................    21,744      38,648        56,490         116,882
Provision for income taxes.............................     9,100      14,188        22,118          45,406
                                                         --------    --------      --------      ----------
Adjusted income before minority interests & equity in
  losses of affiliates.................................    12,644      24,460        34,372          71,476
Minority interests.....................................        81         243            62             386
                                                         --------    --------      --------      ----------
Adjusted net income....................................  $ 12,725    $ 24,703      $ 34,434      $   71,862
                                                         ========    ========      ========      ==========
Diluted weighted average shares outstanding............   106,212     108,002       109,061         107,707
                                                         ========    ========      ========      ==========
Diluted adjusted earnings per share....................  $   0.12    $   0.23      $   0.32      $     0.67
                                                         ========    ========      ========      ==========
ADJUSTED EBITDA
Adjusted operating income..............................  $ 20,294    $ 34,064      $ 50,480      $  104,838
Depreciation and amortization..........................     8,301       8,414         9,134          25,849
Amortization of intangibles............................     3,731       4,002         4,487          12,220
Other income (expense), net............................       (86)       (490)           24            (552)
Minority interests.....................................        81         243            62             386
                                                         --------    --------      --------      ----------
    Total adjusted EBITDA..............................  $ 32,321    $ 46,233      $ 64,187      $  142,741
                                                         ========    ========      ========      ==========
Merger and integration costs (excluded from above).....  $  8,674    $ 13,649      $ 14,823      $   37,146
Tax benefit of merger and integration costs (excluded
  from above)..........................................  $ (1,558)   $ (1,497)     $ (6,716)     $   (9,771)

                      TMP WORLDWIDE INC. AND SUBSIDIARIES

             QUARTERLY ADJUSTED SUPPLEMENTAL FINANCIAL INFORMATION

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)

                                                                  1999 THREE MONTHS ENDED
                                                    ----------------------------------------------------     TOTAL
                                                    MARCH 31     JUNE 30     SEPTEMBER 30   DECEMBER 31       YEAR
                                                    ---------   ----------   ------------   ------------   ----------
GROSS BILLINGS
Interactive.......................................  $ 28,340    $   35,315     $ 48,684       $ 64,248     $  176,587
Recruitment advertising...........................   217,793       215,087      207,039        204,036        843,955
Selection & temporary contracting.................    63,591        71,545       81,484         78,513        295,133
Executive search..................................    41,544        42,686       47,776         41,552        173,558
Yellow page advertising...........................   120,011       137,101      156,580        118,566        532,258
                                                    --------    ----------     --------       --------     ----------
    Total gross billings..........................   471,279       501,734      541,563        506,915      2,021,491
                                                    --------    ----------     --------       --------     ----------
COMMISSIONS & FEES
Interactive.......................................    25,712        31,814       43,814         56,875        158,215
Recruitment advertising...........................    46,987        47,742       44,542         44,667        183,938
Selection & temporary contracting.................    62,382        71,016       80,297         78,536        292,231
Executive search..................................    41,513        42,686       47,776         41,302        173,277
Yellow page advertising...........................    23,795        27,187       28,540         21,772        101,294
                                                    --------    ----------     --------       --------     ----------
    Total commissions & fees......................   200,389       220,445      244,969        243,152        908,955
                                                    --------    ----------     --------       --------     ----------
OPERATING EXPENSES
Salary & related..................................   117,959       130,356      132,220        132,019        512,554
Office & general..................................    56,408        48,072       51,587         60,759        216,826
Marketing & promotion.............................    10,357        19,633       17,982         27,808         75,780
Amortization of intangibles.......................     3,179         3,169        3,292          3,254         12,894
                                                    --------    ----------     --------       --------     ----------
    Total operating expenses......................   187,903       201,230      205,081        223,840        818,054
                                                    --------    ----------     --------       --------     ----------
Adjusted operating income.........................    12,486        19,215       39,888         19,312         90,901
OTHER INCOME (EXPENSE)
Interest expense, net.............................    (3,781)       (3,058)      (3,317)        (3,970)       (14,126)
Other, net........................................      (171)       (1,340)        (910)          (468)        (2,889)
                                                    --------    ----------     --------       --------     ----------
    Total other income (expense), net.............    (3,952)       (4,398)      (4,227)        (4,438)       (17,015)
                                                    --------    ----------     --------       --------     ----------
Adjusted income before provision for income taxes,
  minority interests & equity in losses of
  affiliates......................................     8,534        14,817       35,661         14,874         73,886
Provision for income taxes........................     1,970         4,824       15,597          5,499         27,890
                                                    --------    ----------     --------       --------     ----------
Adjusted income before minority interests & equity
  in losses of affiliates.........................     6,564         9,993       20,064          9,375         45,996
Minority interests................................       (99)           (8)          --             --           (107)
Equity in losses of affiliates....................      (100)         (100)        (100)            --           (300)
                                                    --------    ----------     --------       --------     ----------
Adjusted net income...............................  $  6,365    $    9,885     $ 19,964       $  9,375     $   45,589
                                                    ========    ==========     ========       ========     ==========
Diluted weighted average shares outstanding.......    92,626        94,079       93,878         96,601         94,459
                                                    ========    ==========     ========       ========     ==========
Diluted adjusted earnings per share...............  $   0.07    $     0.10     $   0.21       $   0.10     $     0.48
                                                    ========    ==========     ========       ========     ==========
ADJUSTED EBITDA
Adjusted operating income.........................  $ 12,486    $   19,215     $ 39,888       $ 19,312     $   90,901
Depreciation and amortization.....................     6,114         6,995        9,214          7,314         29,637
Amortization of intangibles.......................     3,179         3,169        3,292          3,254         12,894
Other income (expense), net.......................      (171)       (1,340)        (910)          (468)        (2,889)
Minority interests................................       (99)           (8)          --             --           (107)
Equity in losses of affiliates....................      (100)         (100)        (100)            --           (300)
                                                    --------    ----------     --------       --------     ----------
    Total adjusted EBITDA.........................  $ 21,409    $   27,931     $ 51,384       $ 29,412     $  130,136
                                                    ========    ==========     ========       ========     ==========
Merger and integration costs (excluded from
  above)..........................................  $  4,687    $    6,767     $ 34,808       $ 16,792     $   63,054
Restructuring charge (excluded from above)........  $  2,789            --           --             --     $    2,789
Tax benefit of merger and integration costs and
  restructuring charge (excluded from above)......  $ (2,447)   $   (2,014)    $(13,235)      $ (1,770)    $  (19,466)

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
                      TMP WORLDWIDE INC. AND SUBSIDIARIES

             QUARTERLY ADJUSTED SUPPLEMENTAL FINANCIAL INFORMATION

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)

                                                                  1998 THREE MONTHS ENDED
                                                    ----------------------------------------------------     TOTAL
                                                    MARCH 31     JUNE 30     SEPTEMBER 30   DECEMBER 31       YEAR
                                                    ---------   ----------   ------------   ------------   ----------
GROSS BILLINGS
Interactive.......................................  $ 11,436    $   15,428     $ 18,824       $ 25,883     $   71,571
Recruitment advertising...........................   227,412       224,367      219,045        210,985        881,809
Selection & temporary contracting.................    48,118        56,878       56,788         61,279        223,063
Executive search..................................    49,958        54,373       51,615         39,322        195,268
Yellow page advertising...........................   114,969       134,643      156,737        113,780        520,129
                                                    --------    ----------     --------       --------     ----------
    Total gross billings..........................   451,893       485,689      503,009        451,249      1,891,840
                                                    --------    ----------     --------       --------     ----------
COMMISSIONS & FEES
Interactive.......................................    10,496        14,148       17,503         22,711         64,858
Recruitment advertising...........................    47,157        47,091       43,714         45,431        183,393
Selection & temporary contracting.................    47,654        56,805       56,457         60,948        221,864
Executive search..................................    49,958        54,373       51,615         39,322        195,268
Yellow page advertising...........................    23,296        27,114       32,124         23,921        106,455
                                                    --------    ----------     --------       --------     ----------
    Total commissions & fees......................   178,561       199,531      201,413        192,333        771,838
                                                    --------    ----------     --------       --------     ----------
OPERATING EXPENSES
Salary & related..................................   100,982       113,218      116,697        111,614        442,511
Office & general..................................    46,344        48,149       46,944         50,719        192,156
Marketing & promotion.............................     5,741         5,604        6,904         11,980         30,229
Amortization of intangibles.......................     2,708         3,196        2,291          3,086         11,281
CEO Bonus.........................................       375           375          375            125          1,250
                                                    --------    ----------     --------       --------     ----------
    Total operating expenses......................   156,150       170,542      173,211        177,524        677,427
                                                    --------    ----------     --------       --------     ----------
Adjusted operating income.........................    22,411        28,989       28,202         14,809         94,411
OTHER INCOME (EXPENSE)
Interest expense, net.............................    (3,787)       (2,920)      (3,192)        (3,760)       (13,659)
Other, net........................................       (94)         (239)        (584)        (1,178)        (2,095)
                                                    --------    ----------     --------       --------     ----------
    Total other income (expense), net.............    (3,881)       (3,159)      (3,776)        (4,938)       (15,754)
                                                    --------    ----------     --------       --------     ----------
Adjusted income before provision for income taxes,
  minority interests & equity in losses of
  affiliates......................................    18,530        25,830       24,426          9,871         78,657
Provision for income taxes........................     5,475         8,296        8,352          2,465         24,588
                                                    --------    ----------     --------       --------     ----------
Adjusted income before minority interests & equity
  in losses of affiliates.........................    13,055        17,534       16,074          7,406         54,069
Minority interests................................       (16)           17           17            (46)           (28)
Equity in losses of affiliates....................       (87)          (87)        (123)           (99)          (396)
                                                    --------    ----------     --------       --------     ----------
Adjusted net income...............................  $ 12,952    $   17,464     $ 15,968       $  7,261     $   53,645
                                                    ========    ==========     ========       ========     ==========
Diluted weighted average shares outstanding.......    89,497        89,639       89,967         90,215         89,305
                                                    ========    ==========     ========       ========     ==========
Diluted adjusted earnings per share...............  $   0.14    $     0.19     $   0.18       $   0.08     $     0.60
                                                    ========    ==========     ========       ========     ==========
ADJUSTED EBITDA
Adjusted operating income.........................  $ 22,411    $   28,989     $ 28,202       $ 14,809     $   94,411
Depreciation and amortization.....................     5,191         6,006        6,284          6,419         23,900
Amortization of intangibles.......................     2,708         3,196        2,291          3,086         11,281
Other income (expense), net.......................       (94)         (239)        (584)        (1,178)        (2,095)
Minority interests................................       (16)           17           17            (46)           (28)
Equity in losses of affiliates....................       (87)          (87)        (123)           (99)          (396)
                                                    --------    ----------     --------       --------     ----------
    Total adjusted EBITDA.........................  $ 30,113    $   37,882     $ 36,087       $ 22,991     $  127,073
                                                    ========    ==========     ========       ========     ==========
Merger and integration costs (excluded from
  above)..........................................        --    $    2,487     $  7,090       $ 12,835     $   22,412
Restructuring charge (excluded from above)........        --            --           --       $  3,543     $    3,543
Tax benefit of merger and intergration costs and
  restructuring charge (excluded from above)......        --    $     (477)    $ (2,892)      $ (3,793)    $   (7,162)

                                       4
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       TMP WORLDWIDE INC.
                                                       (Registrant)

                                                       By:              /s/ BART CATALANE
                                                            -----------------------------------------
                                                                          Bart Catalane
                                                                     CHIEF FINANCIAL OFFICER

Dated:  February 1, 2001

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